U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                     CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): January 22, 2007

                                     WORLD AM, INC.
                 (Exact Name of Company as Specified in Its Charter)

          Nevada                       0-30639               90-0142757
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
       of Incorporation)                                   Identification No.)

    1400 West 122nd Avenue, Suite 104, Westminster, Colorado      80234
          (Address of Principal Executive Offices)              (Zip Code)

          Company's telephone number, including area code:  (303) 452-0022



            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Senz-It, Inc., the wholly owned subsidiary of the Company, previously exercised the option it holds to enter into an exclusive, royalty-bearing license with The Research Foundation of the State University of New York at Buffalo ("Research Foundation") (see
Exhibit 10). This license is intended to cover patents developed by that university that will enable Senz-It to develop technology with an entirely new approach to sensing, process monitoring, homeland security and environmental scanning applications.

     On January 22, 2007, the Company entered into a license agreement with the Research Foundation. This is an exclusive field of use license to facilitate the development and commercialization of certain technology contained within certain patents and patent applications developed at the Research Foundation. Under the terms of this license (effective as of December 1, 2006), Senz-It has paid, and will pay, fees, royalties, and research funding to the Research Foundation. In connection with this license agreement, Senz-It issued restricted shares of common stock, and will issue additional such shares, to the Research Foundation, pursuant to the terms of a Stock Purchase Agreement, so that it will maintain a minimum ownership in Senz-It. Finally, Senz-It entered into a Stockholders Agreement with the Research Foundation that covers the rights of stockholders of Senz-It. For proprietary reasons, these agreements have not been disclosed in this filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: February 5, 2007                By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer

                              EXHIBIT INDEX

Number                         Description

10 Option to Exclusive License Agreement between Senz-It Inc. and The Research Foundation of State University of New York, dated June 20, 2005 (incorporated by reference to
       Exhibit 10.3 of the Form 8-K/A filed on September 7, 2005).